                                                                                                                                                             Exhibit 99.1

News

General Motors Corporation

GM Communications

Detroit, Mich., USA

media.gm.com

For Release: 1:45 p.m. ET

October 1, 2008

GM Reports 284,300 Deliveries in September;

Highest Monthly Market Share of 2008

☐	Chevrolet Malibu retail sales up 192 percent; Pontiac Vibe up 61 percent compared with last September
☐	Buick Enclave, GMC Acadia and Saturn Outlook crossover total sales up 10 percent; first 226 Chevrolet Traverse sales recorded
☐	72,500 Chevrolet Silverado, Avalanche and GMC Sierra pickups sold; beats industry trend as segment-leading vehicles grab market share
☐	GM’s market share estimated at 27 percent, marks second consecutive month of market share gains
☐	Total Q3 sales up 4 percent compared with Q2, with market share improving by more than 3 percentage points

DETROIT – General Motors dealers in the United States delivered 284,300 vehicles in September, giving GM its best monthly share so far in 2008. GM’s share improvement was led by continued strong performances in the mid-car, crossover and full size truck segments. The GM Employee Discount for Everyone sale built awareness for the company’s outstanding lineup and offered compelling values to customers. GM’s brands are having divisional sales events this month to keep the marketplace momentum building.

A strong lineup of new products, combined with sales and marketing programs geared toward a particularly challenging market, helped GM outpace major competitors this month. GM total September sales were down 16 percent compared to an industry decline anticipated to exceed 20 percent. Of note, GM total third quarter 2008 sales of 828,000 vehicles were 4 percent higher than second quarter sales of 799,000 vehicles and 3 percent higher than first quarter sales of 806,000.

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“September marked the second consecutive month where GM performed extremely well in tough market conditions,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “We again gained retail share and our total market share looks to be above 27 percent for the month without an increase in incentives.

“In a market where customers are cautious and seeking value, more and more are choosing a fuel efficient, award-winning GM product,” LaNeve added. “Comparing Q3 to Q2, we also saw a lot of positives. Volume was up 4 percent with retail trucks improving 23 percent. Of note were our full-size pickups that jumped 30 percent compared with Q2. Importantly, market share improved more than 3 percentage points quarter-to-quarter.”

GM launch products continued to build momentum in September and throughout the quarter.

“We saw great performance in our launch products – Malibu was up nearly 200 percent – and we’re very excited to have the first deliveries of the Chevrolet Traverse mid-utility crossover,” LaNeve said. “We’re also seeing some renewed demand for pickups and anticipate that our divisional sales programs this month will help fuel the market. Sales of the GMC Sierra were up last month. Our mid-car segment vehicle sales were up 23 percent in September. We saw the Chevrolet HHR gain 14 percent. Pontiac saw gains with the Vibe and G5 while Saturn saw increased sales for the Vue and Outlook. “

The success of GM’s product lineup, combined with a compelling value offer, helped the company mitigate the industry challenges as total GM car sales declined just 9.8 percent, while trucks (excluding crossovers) declined 22 percent when compared with a year ago.

GM’s popular mid-utility crossovers – Chevrolet Traverse, Buick Enclave, GMC Acadia and Saturn Outlook -- together accounted for more than 14,000 vehicle sales in the month. The first new Chevrolet Traverse crossovers were sold in September, marking the start of deliveries for the fourth vehicle in GM’s industry-leading mid-utility crossover lineup.

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For the month, a total of 1,957 hybrid vehicles were delivered as GM hybrids continue to gain in popularity in the marketplace. GM’s hybrid sales for September included: 636 hybrid Chevrolet Tahoe, 374 GMC Yukon and 91 Cadillac Escalade 2-mode SUVs delivered. There were 382 Chevrolet Malibu, 31 Saturn Aura and 443 Vue hybrids sold in September. GM has sold 9,053 hybrids so far in 2008.

“Customers are responding to our hybrid vehicles – cutting-edge cars and trucks that provide industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker,” LaNeve noted. “The public reveal of the production version of the Chevrolet Volt E-REV as the highlight of our GMnext celebration last month showcases GM’s leadership in advanced propulsion technology and fuel efficiency.”

With its solid sales performances the past two months, GM has aggressively managed inventories to historically low levels. In September, only about 717,000 vehicles were in stock – the lowest September in a decade – down about 179,000 vehicles (or about 20 percent) compared with last September. There were about 275,000 cars and 442,000 trucks (including crossovers) in inventory at the end of September.

Certified Used Vehicles

September 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 35,341 vehicles, down 13 percent from September 2007. Year-to-date sales are 374,716 vehicles, down 6 percent from the same period last year.

GM Certified Used Vehicles, the industry’s top-selling certified brand, posted September sales of 30,375 vehicles, down 16 percent from September 2007. Saturn Certified Pre-Owned Vehicles sold 817 vehicles, down 7 percent. Cadillac Certified Pre-Owned Vehicles sold 3,269 vehicles, up 8 percent. Saab Certified Pre-Owned Vehicles sold 687 vehicles, up 22 percent, and HUMMER Certified Pre-Owned Vehicles sold 193 vehicles, up 41 percent.

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“Our Cadillac, Saab and HUMMER Certified Pre-Owned programs each achieved strong sales increases in September, while GM Certified Used Vehicles again sets the sales pace for all OEM certified pre-owned programs,” said LaNeve. “In September GM Certified Used Vehicles, which includes Chevrolet, Buick, GMC and Pontiac models, sold its 3-millionth vehicle since the program’s launch in 1997, the first manufacturer-certified program in the industry to reach that sales milestone.”

GM North America Reports September, 2008 Production; Third-Quarter Production at 915,000 Vehicles; Fourth Quarter Forecast remains at 875,000 Vehicles

In September, GM North America produced 335,000 vehicles (162,000 cars and 173,000 trucks). This is up 12,000 vehicles or 4 percent compared with September 2007 when the region produced 323,000 vehicles (118,000 cars and 205,000 trucks). (Production totals include joint venture production of 18,000 vehicles in September 2008 and 15,000 vehicles in September 2007.)

The GM North America third-quarter production was 915,000 vehicles (437,000 cars and 478,000 trucks) which was down 10 percent compared with a year ago, due to production adjustments in response to market changes that will reduce the number of trucks produced by about 175,000 and increase the number of cars by about 70,000. GM North America built 1.020 million vehicles (367,000 cars and 653,000 trucks) in the third-quarter of 2007.

The GM North America fourth-quarter production forecast remains at 875,000 vehicles (407,000 cars and 468,000 trucks) which is down about 16 percent compared with a year ago. GM North America built 1.042 million vehicles (358,000 cars and 684,000 trucks) in the fourth-quarter of 2007.

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General Motors Corp. (NYSE: GM), the world’s largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly 9.37 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

# # #

Contact: John McDonald GM Corporate News 313-667-3714 (office) 313-418-2139 (mobile) John.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 24	September				(Calendar Year-to-Date)
					January - September
*S/D Prev: 25	2008	2007	% Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Vehicle Total	284,300	337,640	-15.8	-12.3	2,433,243	2,969,505	-18.1
Car Total	118,440	131,371	-9.8	-6.1	1,037,723	1,156,015	-10.2
Light Truck Total	164,366	203,603	-19.3	-15.9	1,374,943	1,778,078	-22.7
Light Vehicle Total	282,806	334,974	-15.6	-12.1	2,412,666	2,934,093	-17.8
Truck Total	165,860	206,269	-19.6	-16.2	1,395,520	1,813,490	-23.0
GM Vehicle Deliveries by Marketing Division
	2008	2007	%Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Buick Total	14,121	17,754	-20.5	-17.1	113,130	143,915	-21.4
Cadillac Total	12,432	20,398	-39.1	-36.5	129,568	154,982	-16.4
Chevrolet Total	172,803	194,637	-11.2	-7.5	1,460,371	1,748,548	-16.5
GMC Total	39,029	44,754	-12.8	-9.2	305,890	381,238	-19.8
HUMMER Total	2,298	5,080	-54.8	-52.9	22,493	42,760	-47.4
**Other-Isuzu Total	0	0	***.*	***.*	0	7,906	***.*
Pontiac Total	23,324	31,817	-26.7	-23.6	225,708	276,589	-18.4
Saab Total	1,765	2,424	-27.2	-24.2	17,362	25,685	-32.4
Saturn Total	18,528	20,776	-10.8	-7.1	158,721	187,882	-15.5
GM Vehicle Total	284,300	337,640	-15.8	-12.3	2,433,243	2,969,505	-18.1
GM Car Deliveries by Marketing Division
	2008	2007	%Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Buick Total	8,938	13,114	-31.8	-29.0	75,583	102,548	-26.3
Cadillac Total	8,680	12,915	-32.8	-30.0	86,929	92,473	-6.0
Chevrolet Total	69,720	64,041	8.9	13.4	583,476	595,143	-2.0
Pontiac Total	21,838	28,375	-23.0	-19.8	208,790	249,127	-16.2
Saab Total	1,457	2,078	-29.9	-27.0	14,528	21,646	-32.9
Saturn Total	7,807	10,848	-28.0	-25.0	68,417	95,078	-28.0
GM Car Total	118,440	131,371	-9.8	-6.1	1,037,723	1,156,015	-10.2
GM Light Truck Deliveries by Marketing Division
	2008	2007	%Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Buick Total	5,183	4,640	11.7	16.4	37,547	41,367	-9.2
Cadillac Total	3,752	7,483	-49.9	-47.8	42,639	62,509	-31.8
Chevrolet Total	102,448	129,212	-20.7	-17.4	868,734	1,142,158	-23.9
GMC Total	38,170	43,472	-12.2	-8.5	293,474	364,979	-19.6
HUMMER Total	2,298	5,080	-54.8	-52.9	22,493	42,760	-47.4
Pontiac Total	1,486	3,442	-56.8	-55.0	16,918	27,462	-38.4
Saab Total	308	346	-11.0	-7.3	2,834	4,039	-29.8
Saturn Total	10,721	9,928	8.0	12.5	90,304	92,804	-2.7
GM Light Truck Total	164,366	203,603	-19.3	-15.9	1,374,943	1,778,078	-22.7

* Twenty-four selling days (S/D) for the September period this year and twenty-five for last year.
** Prior to Aug '07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.
Effective Aug '07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

2-1P

GM Car Deliveries – (United States)

September 2008

	September				(Calendar Year-to-Date)
					January - September
	2008	2007	% Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Selling Days (S/D)	24	25			24	25
Century	0	0	***.*	***.*	0	5	***.*
LaCrosse	2,699	4,609	-41.4	-39.0	31,744	37,945	-16.3
LaSabre	0	0	***.*	***.*	0	121	***.*
Lucerne	6,239	8,505	-26.6	-23.6	43,839	64,451	-32.0
Park Avenue	0	0	***.*	***.*	0	26	***.*
Buick Total	8,938	13,114	-31.8	-29.0	75,583	102,548	-26.3
CTS	4,360	6,416	-32.0	-29.2	47,479	38,080	24.7
DeVille	0	0	***.*	***.*	0	71	***.*
DTS	3,381	4,776	-29.2	-26.3	25,790	38,144	-32.4
STS	856	1,612	-46.9	-44.7	12,621	14,768	-14.5
XLR	83	111	-25.2	-22.1	1,039	1,410	-26.3
Cadillac Total	8,680	12,915	-32.8	-30.0	86,929	92,473	-6.0
Aveo	4,006	5,733	-30.1	-27.2	46,620	49,147	-5.1
Cavalier	0	0	***.*	***.*	0	57	***.*
Classic	0	0	***.*	***.*	0	17	***.*
Cobalt	16,521	19,794	-16.5	-13.1	162,462	152,895	6.3
Corvette	2,318	2,837	-18.3	-14.9	23,384	25,849	-9.5
Impala	27,143	23,172	17.1	22.0	209,734	249,713	-16.0
Malibu	19,725	11,726	68.2	75.2	140,555	102,955	36.5
Monte Carlo	7	776	-99.1	-99.1	708	14,272	-95.0
SSR	0	3	***.*	***.*	13	238	-94.5
Chevrolet Total	69,720	64,041	8.9	13.4	583,476	595,143	-2.0
Bonneville	0	0	***.*	***.*	0	130	***.*
G5	3,280	2,673	22.7	27.8	21,080	20,730	1.7
G6	10,326	11,281	-8.5	-4.7	119,706	110,473	8.4
G8	1,651	0	***.*	***.*	11,308	0	***.*
Grand Am	0	0	***.*	***.*	0	99	***.*
Grand Prix	225	10,121	-97.8	-97.7	8,104	72,567	-88.8
GTO	0	104	***.*	***.*	52	4,111	-98.7
Solstice	653	1,212	-46.1	-43.9	9,683	13,069	-25.9
Sunfire	0	0	***.*	***.*	0	39	***.*
Vibe	5,703	2,984	91.1	99.1	38,857	27,909	39.2
Pontiac Total	21,838	28,375	-23.0	-19.8	208,790	249,127	-16.2
9-2X	0	0	***.*	***.*	3	118	-97.5
9-3	1,281	1,802	-28.9	-26.0	12,406	18,097	-31.4
9-5	176	276	-36.2	-33.6	2,119	3,431	-38.2
Saab Total	1,457	2,078	-29.9	-27.0	14,528	21,646	-32.9
Astra	1,250	0	***.*	***.*	9,164	0	***.*
Aura	5,831	6,221	-6.3	-2.4	50,642	46,062	9.9
ION	2	3,779	***.*	***.*	314	40,003	-99.2
Saturn L Series	0	0	***.*	***.*	0	2	***.*
Sky	724	848	-14.6	-11.1	8,297	9,011	-7.9
Saturn Total	7,807	10,848	-28.0	-25.0	68,417	95,078	-28.0
GM Car Total	118,440	131,371	-9.8	-6.1	1,037,723	1,156,015	-10.2

3-1P

GM Truck Deliveries – (United States)

September 2008

	September				(Calendar Year-to-Date)
					January - September
	2008	2007	% Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Selling Days (S/D)	24	25			24	25
Enclave	5,171	4,081	26.7	32.0	36,900	16,482	123.9
Rainier	1	197	-99.5	-99.5	111	4,564	-97.6
Rendezvous	0	117	***.*	***.*	23	15,208	-99.8
Terraza	11	245	-95.5	-95.3	513	5,113	-90.0
Buick Total	5,183	4,640	11.7	16.4	37,547	41,367	-9.2
Escalade	1,644	3,505	-53.1	-51.1	17,719	27,278	-35.0
Escalade ESV	906	1,542	-41.2	-38.8	8,543	12,175	-29.8
Escalade EXT	354	781	-54.7	-52.8	3,514	6,134	-42.7
SRX	848	1,655	-48.8	-46.6	12,863	16,922	-24.0
Cadillac Total	3,752	7,483	-49.9	-47.8	42,639	62,509	-31.8
Astro	0	0	***.*	***.*	0	25	***.*
C/K Suburban (Chevy)	4,339	7,551	-42.5	-40.1	41,657	62,550	-33.4
Chevy C/T Series	46	23	100.0	108.3	259	216	19.9
Chevy W Series	81	365	-77.8	-76.9	1,303	2,041	-36.2
Colorado	3,359	5,598	-40.0	-37.5	44,844	59,125	-24.2
Equinox	3,532	8,224	-57.1	-55.3	56,289	70,609	-20.3
Express Cutaway/G Cut	1,008	1,534	-34.3	-31.6	9,789	14,655	-33.2
Express Panel/G Van	8,458	5,282	60.1	66.8	43,982	57,767	-23.9
Express/G Sportvan	1,140	920	23.9	29.1	11,495	12,594	-8.7
HHR	9,386	8,214	14.3	19.0	80,498	80,367	0.2
Kodiak 4/5 Series	402	827	-51.4	-49.4	5,371	7,187	-25.3
Kodiak 6/7/8 Series	106	169	-37.3	-34.7	1,228	1,803	-31.9
S/T Blazer	0	0	***.*	***.*	0	7	***.*
Tahoe	7,374	15,441	-52.2	-50.3	77,338	109,644	-29.5
TrailBlazer	8,773	12,669	-30.8	-27.9	65,281	103,450	-36.9
Traverse	226	0	***.*	***.*	226	0	***.*
Uplander	1,081	6,898	-84.3	-83.7	38,623	52,663	-26.7
Venture	0	0	***.*	***.*	0	25	***.*
Avalanche	3,344	4,401	-24.0	-20.9	28,210	40,818	-30.9
Silverado-C/K Pickup	50,428	52,480	-3.9	0.1	370,502	477,859	-22.5
Chevrolet Fullsize Pickups	53,772	56,881	-5.5	-1.5	398,712	518,677	-23.1
Chevrolet Total	103,083	130,596	-21.1	-17.8	876,895	1,153,405	-24.0
Acadia	6,015	6,023	-0.1	4.0	57,018	52,857	7.9
Canyon	975	1,520	-35.9	-33.2	12,255	16,432	-25.4
Envoy	3,394	4,191	-19.0	-15.6	20,977	37,503	-44.1
GMC C/T Series	43	54	-20.4	-17.1	396	805	-50.8
GMC W Series	148	592	-75.0	-74.0	2,052	3,201	-35.9
Safari (GMC)	0	0	***.*	***.*	0	13	***.*
Savana Panel/G Classic	1,814	1,110	63.4	70.2	8,463	11,594	-27.0
Savana Special/G Cut	1,285	261	392.3	412.9	9,765	7,632	27.9
Savana/Rally	216	158	36.7	42.4	1,045	1,467	-28.8
Sierra	18,744	18,445	1.6	5.9	133,811	157,204	-14.9
Topkick 4/5 Series	258	394	-34.5	-31.8	6,765	7,655	-11.6
Topkick 6/7/8 Series	410	242	69.4	76.5	3,203	4,598	-30.3
Yukon	3,557	7,009	-49.3	-47.1	30,576	46,243	-33.9
Yukon XL	2,170	4,755	-54.4	-52.5	19,564	34,034	-42.5

GMC Total	39,029	44,754	-12.8	-9.2	305,890	381,238	-19.8

3-1P

GM Truck Deliveries – (United States)

September 2008

	September				(Calendar Year-to-Date)
					January - September
	2008	2007	% Chg Volume	%Chg per S/D	2008	2007	%Chg Volume
Selling Days (S/D)	24	25			24	25
HUMMER H1	0	2	***.*	***.*	17	116	-85.3
HUMMER H2	473	1,379	-65.7	-64.3	5,228	9,355	-44.1
HUMMER H3	1,824	3,699	-50.7	-48.6	17,247	33,289	-48.2
HUMMER H3T	1	0	***.*	***.*	1	0	***.*
HUMMER Total	2,298	5,080	-54.8	-52.9	22,493	42,760	-47.4
Other-Isuzu F Series	0	0	***.*	***.*	0	1,116	***.*
Other-Isuzu H Series	0	0	***.*	***.*	0	61	***.*
Other-Isuzu N Series	0	0	***.*	***.*	0	6,729	***.*
Other-Isuzu Total	0	0	***.*	***.*	0	7,906	***.*
Aztek	0	0	***.*	***.*	0	25	***.*
Montana	0	0	***.*	***.*	0	26	***.*
Montana SV6	0	39	***.*	***.*	64	1,270	-95.0
Torrent	1,486	3,403	-56.3	-54.5	16,854	26,141	-35.5
Pontiac Total	1,486	3,442	-56.8	-55.0	16,918	27,462	-38.4
9-7X	308	346	-11.0	-7.3	2,834	4,039	-29.8
Saab Total	308	346	-11.0	-7.3	2,834	4,039	-29.8
Outlook	2,803	2,658	5.5	9.8	21,403	25,793	-17.0
Relay	1	52	-98.1	-98.0	157	1,255	-87.5
VUE	7,917	7,218	9.7	14.3	68,744	65,756	4.5
Saturn Total	10,721	9,928	8.0	12.5	90,304	92,804	-2.7
GM Truck Total	165,860	206,269	-19.6	-16.2	1,395,520	1,813,490	-23.0

GM Production Schedule - 10/01/08

								Memo: Joint Venture
	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]	Worldwide	Car	Truck
2008 Q3 # *	437	478	915	350	282	510	2,057	21	29	276
O/(U) prior
forecast	(6)	1	(5)	0	(23)	(37)	(65)	0	0	(10)
2008 Q4 # *	407	468	875	325	278	668	2,146	18	13	335
O/(U) prior
forecast	(29)	29	0	(41)	(14)	0	(55)	0	(5)	1

	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck
2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA
CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA
2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA
CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA
2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324
CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116
2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197
CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019
2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260
CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966
2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323
CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126
2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr. #	437	478	915	350	282	510	2,057	21	29	276
4th Qtr. #	407	468	875	325	278	668	2,146	18	13	335
CY	1,586	1,923	3,509	1,663	1,079	2,409	8,660	71	120	1,267

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
#	Denotes estimate
All Numbers may vary due to rounding

1.	GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck.
2.	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004.
3.	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year.
4.

GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

5.

International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.